                          OPTIKA IMAGING SYSTEMS, INC.
                              AMENDED AND RESTATED
                             REGISTRATION AGREEMENT



     THIS AMENDED AND RESTATED REGISTRATION AGREEMENT (this "AGREEMENT"), dated November 22, 1995 is by and among Optika Imaging Systems, Inc., a California corporation (the "CORPORATION"), the persons and entities identified on Schedule
                                                                        --------
1 hereto (the "SERIES B AND C INVESTORS"), the persons and entities identified
- -
on Schedule 2 hereto (the "SERIES A INVESTORS") and the persons identified on
   ----------
Schedule 3 hereto and any person that becomes a party hereto pursuant to Section
- ----------
23 hereof (collectively the "FOUNDERS").

                                    RECITALS

     A. The Series B and C Investors have agreed to purchase shares of Series C Participating Convertible Preferred Stock of the Corporation ("SERIES C SHARES") pursuant to that certain Series C Preferred Stock Purchase Agreement, dated as of November 22, 1995, as amended from time to time (the "PURCHASE AGREEMENT"), provided that certain securities registration rights are granted to the Series B and C Investors.

     B. The Corporation, the Series B and C Investors, the Series A Investors and the Founders deem it desirable to enter into this Agreement in order to induce the Series B and C Investors to purchase Series C Shares and, in connection therewith, pursuant to Section 16 hereto, to terminate all prior securities registration rights of the parties hereto.


                                 AGREEMENTS

     In consideration of the recitals and the mutual promises and covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1.   DEFINITIONS.  As used in this Agreement:
          -----------

          (A) "CHIOCCHI" means William Chiocchi and the Chiocchi 1991 Children's Trust.

          (B) "CHIOCCHI SHARES" means any shares of Common Stock outstanding and held by Chiocchi on the date hereof.

          (C)  "COMMISSION" means the Securities and Exchange Commission.

          (D)  "COMMON STOCK" means the Common Stock of the Corporation.

          (E)  "EXECUTIVES" means Harvey L. Jeane, Paul Carter and Malcolm
Thomson.

          (F) "EXISTING REGISTRATION RIGHTS AGREEMENT" means that certain Registration Rights Agreement dated as of December 21, 1993, and amended as of January 31, 1994, and supplemented as of March 18, 1994, among the Corporation, the Series B and C Investors, the Series A Investors and certain of the Founders.

          (G) "FOUNDERS' SHARES" means at any time (i) any shares of Common Stock then outstanding and held by any Founder or, with respect to shares of Common Stock previously held by a Founder, a transferee of such Founder who consents to be bound by this Agreement; (ii) any shares of Common Stock then outstanding that were issued upon exercise of the Options; (iii) any shares of Common Stock then issuable upon exercise of the Options; (iv) any shares of Common Stock then outstanding which were issued as, or were issued directly or indirectly upon the conversion or exercise of other securities issued as, a dividend or other distribution with respect to or in replacement of other Founders' Shares; (v) any shares of Common Stock issued or issuable upon the exercise of existing options to the securityholders of TEAMWorks Technologies, Inc., a Massachusetts corporation ("TEAMWorks"), in connection with the merger of Optika Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of the Corporation, with and into TEAMWorks; (vi) any shares of Common Stock then issuable directly or indirectly upon the conversion or exercise of other securities issued as a dividend or other distribution with respect to or in replacement of the securities issued or issuable to the TEAMWorks securityholders; and (vii) any shares of Common Stock then issuable directly or indirectly upon the conversion or exercise of other securities which were issued as a dividend or other distribution with respect to or in replacement of other Founders' Shares; provided, that Founders' Shares shall not include any shares the sale of which has been registered pursuant to the Securities Act or sold to the public pursuant to Rule 144 promulgated by the Commission under the Securities Act. For purposes of this Agreement, a Person will be deemed to be a Holder of Founders' Shares whenever such Person holds a security exercisable for or convertible into such Founders' Shares, whether or not such exercise or conversion has actually been effected."

          (H) "HOLDER" is any holder of Registrable Shares who is a party to this Agreement (or becomes a party hereto pursuant to Section 23 hereof) or is a successor or assign or subsequent holder contemplated by Section 14 hereof.

          (I) "INVESTORS' SHARES" means at any time (i) any shares of Common Stock then outstanding that were issued upon conversion of the Series C Shares, Series B Shares or Series A Shares; (ii) any shares of Common Stock then issuable upon conversion of the Series C Shares, Series B Shares or Series A Shares; (iii) any shares of Common Stock then outstanding which were issued as, or were issued directly or indirectly upon the conversion or exercise of other securities issued as, a dividend or other distribution with respect to or in replacement of other Investors' Shares; and (iv) any shares of Common Stock then issuable directly or indirectly upon the conversion or exercise of other securities which were issued as a dividend or other distribution with respect to or in replacement of other Investors' Shares; provided, that Investors' Shares shall not include any shares the sale of which has been registered pursuant to the Securities Act or sold to the public pursuant to Rule 144 promulgated by the Commission under the Securities Act. For purposes of this Agreement, a Person will be deemed to be a Holder of Investors' Shares whenever such Person holds a security exercisable for or convertible into such Investors' Shares, whether or not such exercise or conversion has actually been effected.

          (J) "IPO" means the Corporation's first underwritten public offering of shares of Common Stock pursuant to a registration statement filed with the Commission.

          (K) "OPTIONS" means options for the purchase of shares of Common Stock issued from time to time by the Corporation to any Founder.

          (L) "PERSON" means a natural person, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or a governmental entity or any department, agency or political subdivision thereof.

          (M) "REGISTRABLE SHARES" means the Investors' Shares and the Founders' Shares.

          (N) "REGISTRATION EXPENSES" has the meaning ascribed to it in Section 6 of this Agreement.

          (O)  "SECURITIES ACT" means the Securities Act of 1933, as amended.

          (P) "SECURITIES EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

          (Q) "SERIES A SHARES" means the shares of Series A Participating Convertible Preferred Stock of the Corporation issued pursuant to that certain Stock Purchase Agreement, dated as of February 20, 1992, among the Corporation, the Series A Investors and the Executives.

          (R) "SERIES B SHARES" means the shares of Series B Participating Convertible Preferred Stock of the Corporation issued pursuant to that certain Stock Purchase Agreement, dated as of December 17, 1993, among the Corporation and the Series B and C Investors.

     2.   DEMAND REGISTRATIONS.
          --------------------

          (A)  REQUESTS FOR REGISTRATION.  (i) The Holders of at least seventy
               -------------------------
percent (70%) of the then outstanding Investors' Shares at any time may request registration under the Securities Act of all or part of their Registrable Shares on Form S-1 or any similar long-form registration statement ("LONG-FORM REGISTRATION") by delivering a written request to the Corporation to that effect, provided that, in the case of any such Long-Form Registration, the aggregate offering value of all Registrable Shares requested to be included in such registration pursuant to paragraph 2(a), including without limitation subparagraph 2(a)(iii), must be reasonably expected to equal at least $750,000.

               (ii) Any Holder of then outstanding Investors' Shares at any time may request registration under the Securities Act of all or part of their Registrable Shares on Form S-2 or S-3 or any similar short-form registration statement ("SHORT-FORM REGISTRATION"), if available, by delivering a written request to the Corporation to that effect, provided that, in the case of any such Short-Form Registration, (i) the aggregate offering value of the Registrable Shares requested to be included in such registration pursuant to paragraph 2(a), including without limitation subparagraph 2(a)(iii), must be reasonably expected to equal at least $250,000 or (ii) if such aggregate offering value is not reasonably expected to equal at least $250,000, the Holders requesting such Short-Form Registration must be requesting the registration of all Investors' Shares then held by them.

               (iii) If the Holders initiating a registration pursuant to paragraph 2(a) intend to distribute the Registrable Shares by means of an underwriting, they shall so advise the Corporation in their written notice. Within ten days after receipt of any such written request, the Corporation will give written notice of such request to all other Holders of Registrable Shares and will include, subject to the terms of paragraph (d) of this Section 2, in any such registration that constitutes a Demand Registration (as hereinafter defined) all Registrable Shares with respect to which the Corporation has received written requests for inclusion therein within 15 days after the Corporation's notice has been given. Any Long-Form Registration and Short-Form Registration requested pursuant to this paragraph (a), other than a registration in which the Corporation sells any of its securities in a primary offering, are referred to herein, respectively, as a "LONG-FORM DEMAND REGISTRATION" and a "SHORT-FORM DEMAND REGISTRATION." All Long-Form Demand Registrations and Short-Form Demand Registrations shall collectively be referred to herein as "DEMAND REGISTRATIONS." The Corporation may elect to include its securities in a primary offering in any registration requested pursuant to this paragraph (a), and such registrations requested pursuant to this paragraph (a) in which the Corporation sells any of its securities in a primary offering shall not be deemed to be Demand Registrations and shall be considered Piggyback Registrations and will be governed by Section 3.

          (B)  LONG-FORM DEMAND REGISTRATIONS.
               ------------------------------

               (i) The Holders of Investors' Shares may request two Long-Form Demand Registrations pursuant to paragraph 2(a)(i) for which the Corporation will pay all Registration Expenses. A registration will not count as a Long-Form Demand Registration under this paragraph (i) until it has become effective and will not count as a Long-Form Demand Registration under this paragraph (i) unless the Holders of Investors' Shares initially requesting such registration are able to register and sell at least 50% of the Registerable Shares requested to be included in such registration; provided that in any event the Corporation will pay all Registration Expenses in connection with any such registration initiated as a Long-Form Demand Registration.

               (ii) In addition to the rights provided by paragraph (i) of this Section 2(b), if the number of prior Long-Form Demand Registrations pursuant to such paragraph (i) equals two, the Holders of Investors' Shares shall be entitled to request pursuant to paragraph 2(a)(i) an unlimited number of additional Long-Form Demand Registrations provided that the holders of securities to be registered thereunder agree to pay their pro rata share (as determined in accordance with the number of shares requested to be registered in such Registration) of all associated Registration Expenses in connection with such registration, whether or not such registration becomes effective. Notwithstanding the terms of the preceding sentence, if the failure of a registration initiated pursuant to this paragraph (ii) to become effective is the result of a breach by the Corporation of any of its obligations under this Agreement, the Corporation shall pay all Registration Expenses in connection with such registration .

          (C)  SHORT-FORM DEMAND REGISTRATIONS.  In addition to the Long-Form
               -------------------------------
Demand Registrations that may be requested pursuant to this Section 2, the Holders of Investors' Shares will be entitled to request pursuant to paragraph 2(a)(ii) an unlimited number of Short-Form Demand Registrations. The Corporation will pay all Registration Expenses incurred in connection with such registration if the aggregate offering value of all Registrable Shares requested to be registered in such registration pursuant to Section 2(a) is reasonably expected to equal at least $750,000, whether or not such registration becomes effective. If the aggregate offering value of all Registrable Shares requested to be registered in such registration pursuant to Section 2(a) is not reasonably expected to equal at least $750,000, the holders of securities to be registered thereunder shall pay their pro rata share (as determined in accordance with the percentage of shares requested to be registered in such registration) of all associated Registration Expenses in connection with such registration, whether or not such registration becomes effective. Notwithstanding the terms of the preceding sentence, if the failure of such registration to become effective is the result of a breach by the Corporation of any of its obligations under this Agreement, the Corporation shall pay all Registration Expenses in connection with such registration.

          (D)  PRIORITY ON DEMAND REGISTRATIONS.
               --------------------------------

               (i) If a Demand Registration is an underwritten public offering, other than the IPO, and the managing underwriters advise the Corporation in writing that in their opinion the number of Registrable Shares and other securities requested to be included exceeds the number of Registrable Shares and other securities which can be sold in such offering without having a material adverse effect on the offering, the Corporation will include in such registration, (A) first, the number of Investors' Shares requested to be
                  -----
included therein, which in the opinion of such underwriters can be sold without having a material adverse effect on the offering, allocated pro rata among the
                                                            --- ----
Holders of such Investors' Shares on the basis of the number of Investors' Shares owned by such Holders, with further successive pro rata allocations among
                                                      --- ----
the Holders of Investors' Shares if any such Holder of Investors' Shares has requested the registration of fewer than all such Investors' Shares it is entitled to register, (B) second, the number of Founders' Shares requested to be
                          ------
included therein, which in the opinion of such underwriters (after taking into account the number of Investors' Shares to be sold pursuant to clause (A)) can be sold without having a material adverse effect on the offering, allocated pro
                                                                            ---
rata among the Holders of such Founders' Shares on the basis of the number of
- ----
Founders' Shares owned by such Holders, with further successive pro rata
                                                                --- ----
allocations among the Holders of Founders' Shares if any such Holder of Founders' Shares has requested the registration of fewer than all such Founders' Shares he is entitled to register, and (C) third, other securities requested to
                                           -----
be included in such registration which in the opinion of such underwriters can be sold (after taking into account the Registrable Shares to be sold pursuant to clauses (A) and (B)) without having a material adverse effect on the offering.

          (ii) If a Demand Registration is an underwritten public offering which is the IPO and the managing underwriters advise the Corporation in writing that in their opinion the number of Registrable

Shares and other securities requested to be included exceeds the number of Registrable Shares and other securities which can be sold in such offering without having a material adverse effect on the offering, the Corporation will include in such registration, (A) first, the number of Registrable Shares
                                  -----
requested to be included therein, which in the opinion of such underwriters can be sold without having a material adverse effect on the offering, provided that if fewer than all such Registrable Shares requested to be included can, in the opinion of such underwriters, be sold without having a material adverse effect on the offering, then three-fourths of the Registrable Shares included shall be Investors' Shares and one-fourth of the Registrable Shares included shall be Founders' Shares, in each case pro rata among the respective Holders on the
                               --- ----
basis of the number of Investors' Shares or Founders' Shares, as the case may be, owned by such Holders, with further successive pro rata allocations among
                                                   --- ----
the Holders of Investors's Shares or Founders' Shares, as the case may be, if any such Holder has requested the registration of fewer than all such Registrable Shares he or it is entitled to register, (B) second, other
                                                         ------
securities requested to be included in such registration which in the opinion of such underwriters can be sold (after taking into account the Registrable Shares to be sold pursuant to clause (A)) without having a material adverse effect on the offering.

          (E)  RESTRICTIONS ON REGISTRATIONS. The Corporation may postpone for a
               -----------------------------
reasonable period, not to exceed 120 days, the filing or the effectiveness of a registration statement for a Demand Registration, if the Corporation has been advised by legal counsel that such filing would require disclosure of a material fact that the Corporation determines reasonably and in good faith would have a material adverse effect on any proposal or plan by the Corporation or any of its subsidiaries to engage in any significant transaction. In addition, the Corporation shall not be required to effect any registration in accordance with the terms of this Agreement (other than on Form S-3 or any successor form relating to secondary offerings) within 180 days after the effective date of any other registration statement of the Corporation for the IPO or a primary offering of its securities (other than a registration statement on Form S-8, or any successor forms).

     3.   PIGGYBACK REGISTRATIONS.
          -----------------------

          (A)  RIGHT TO PIGGYBACK.  Whenever (i) the Corporation intends to sell
               ------------------
its securities in a primary offering pursuant to a registration statement filed with the Commission or whenever the securities of the Corporation then issued and outstanding are to be registered under the Securities Act (other than pursuant to a Demand Registration in the latter case, and, in either case, other than pursuant to a registration statement on Form S-8 or Form S-4, or their successors) and (ii) the registration form to be used may be used for the registration of Investors' Shares or Founders' Shares (a "PIGGYBACK REGISTRATION"), the Corporation will give prompt written notice (in any event within ten business days after its receipt of notice of any exercise of demand registration rights by holders of the Corporation's securities other than the Registrable Shares) to all Holders of Registrable Shares of its intention to effect such a registration and will include in such registration, subject to the terms of paragraphs (b) and (c) of this Section 3, all Registrable Shares with respect to which the Corporation has received written requests for inclusion therein within 30 days after the Corporation's notice has been given. The Corporation shall have the right to postpone or withdraw any Piggyback Registration without obligation or liability to any Holder of Registrable Shares.

          (B)  PRIORITY ON PRIMARY REGISTRATIONS.
               ---------------------------------

               (i) If a Piggyback Registration is an underwritten primary registration, other than the IPO, on behalf of the Corporation, and the managing underwriters advise the Corporation in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without having a material adverse effect on the offering, the Corporation will include in such registration (A) first, the
                                                                    -----
Chiocchi Shares requested to be included therein, (B) second, the securities the
                                                      ------
Corporation proposes to sell, (C) third, the Investors' Shares requested to be
                                  -----
included therein which in the opinion of such underwriters (after taking into account the securities to be sold pursuant to clauses (A) and (B)) can be sold without having a material adverse effect on the offering, pro rata among the
                                                          --- ----
Holders of such Investors' Shares on the basis of the number of Investors' Shares owned by such Holders, with further successive pro rata allocations among the Holders of Investors' Shares if any such Holder
- --- ----
of Investors' Shares has requested the registration of fewer than all such Investors' Shares it is entitled to register, (D) fourth, the number of
                                                  ------
Founders' Shares requested to be included therein, which in the opinion of such underwriters (after taking into account the securities to be sold pursuant to clauses (A), (B) and (C)) can be sold without having a material adverse effect on the offering, pro rata among the Holders of such Founders' Shares on the
                 --- ----
basis of the number of Founders' Shares owned by such Holders, with further successive pro rata allocations among the Holders of Founders' Shares if any
           --- ----
such Holder of Founders' Shares has requested the registration of fewer than all such Founders' Shares he or it is entitled to register, and (E) fifth, other
                                                                -----
securities requested to be included in such registration which in the opinion of such underwriters can be sold (after taking into account the securities to be sold pursuant to clauses (A), (B), (C) and (D)) without having a material adverse effect on the offering.

               (ii) If a Piggyback Registration is an underwritten primary registration on behalf of the Corporation which is the IPO and the managing underwriters advise the Corporation in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without having a material adverse effect on the offering, the Corporation will include in such registration, (A) first, the
                                                                     -----
Chiocchi Shares requested to be included therein, (B) second, the securities the
                                                      ------
Corporation proposes to sell, (C) third, the Registrable Shares requested to be
                                  -----
included therein which in the opinion of such underwriters (after taking into account the securities to be sold pursuant to clauses (A) and (B)) can be sold without having a material adverse effect on the offering, provided that if fewer than all such Registrable Shares requested to be included can, in the opinion of such underwriters, be sold without having a material adverse effect on the offering, then three-fourths of the Registrable Shares included shall be Investors' Shares and one-fourth of the Registrable Shares included shall be Founders' Shares, in each case pro rata among the respective Holders on the
                               --- ----
basis of the number of Investors' Shares or Founders' Shares, as the case may be, owned by such Holders, with further successive pro rata allocations among
                                                   --- ----
the Holders of Investors's Shares or Founders' Shares, as the case may be, if any such Holder has requested the registration of fewer than all such Registrable Shares he or it is entitled to register, and (D) fourth, other
                                                             ------
securities requested to be included in such registration which in the opinion of such underwriters can be sold (after taking into account the securities to be sold pursuant to clauses (A), (B) and (C)) without having a material adverse effect on the offering.

          (C)  PRIORITY ON SECONDARY REGISTRATIONS.
               -----------------------------------

               (i) If a Piggyback Registration is not an underwritten primary registration on behalf of the Corporation and is an underwritten secondary registration on behalf of holders of the Corporation's securities, other than the IPO, and the managing underwriters advise the Corporation in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without having a material adverse effect on the offering, the Corporation will include in such registration (A) first, the Chiocchi Shares requested to be included
                         -----
therein, (B) second, the securities requested to be included therein by the
             ------
holders requesting such registration which in the opinion of such underwriters can be sold (after taking into account the shares to be sold pursuant to clause
(A))  without having a material adverse effect on the offering, (C) third, the
                                                                    -----
Investors' Shares requested to be included therein which in the opinion of such underwriters can be sold (after taking into account the shares to be sold pursuant to clauses (A) and (B)) without having a material adverse effect on the offering, pro rata among the Holders of such Investors' Shares on the basis of
          --- ----
the number of Investors' Shares owned by such Holders, with further successive pro rata allocations among the Holders of Investors' Shares if any such Holder
- --- ----
of Investors' Shares has requested the registration of fewer than all such Investors' Shares it is entitled to register, (D) fourth, the number of
                                                  ------
Founders' Shares requested to be included therein which in the opinion of such underwriters (after taking into account the securities to be sold pursuant to clauses (A), (B) and (C)) can be sold without having a material adverse effect on the offering, pro rata among the Holders of such Founders' Shares on the
                 --- ----
basis of the number of Founders' Shares owned by such Holders, with further successive pro rata allocations among the Holders of Founders' Shares if any
           --- ----
such Holder of Founders' Shares has requested the registration of fewer than all such Founders' Shares he or it is entitled to register, and (E) fifth, other
                                                                -----
securities requested to be included
in such registration which in the opinion of such underwriters can be sold (after taking into account the securities to be sold pursuant to clauses (A), (B), (C) and (D)) without having a material adverse effect on the offering.

               (ii) If a Piggyback Registration is not an underwritten primary registration on behalf of the Corporation and is an underwritten secondary registration on behalf of holders of the Corporation's securities which is the IPO and the managing underwriters advise the Corporation in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without having a material adverse effect on the offering, the Corporation will include in such registration, (A) first, the Chiocchi Shares requested to be included
                          -----
therein, (B) second, the securities requested to be included therein by the
             ------
holders requesting such registration which in the opinion of such underwriters can be sold (after taking into account the shares to be sold pursuant to clause
(A)) without having a material adverse effect on the offering, (C) third, the
                                                                   -----
Registrable Shares requested to be included therein which in the opinion of such underwriters (after taking into account the securities to be sold pursuant to clauses (A) and (B)) can be sold without having a material adverse effect on the offering, provided that if fewer than all such Registrable Shares requested to be included may, in the opinion of such underwriters, be sold without having a material adverse effect on the offering, then three-fourths of the Registrable Shares included shall be Investors' Shares and one-fourth of the Registrable Shares included shall be Founders' Shares, in each case pro rata among the
                                                        --- ----
respective Holders on the basis of the number of Investors' Shares or Founders' Shares, as the case may be, owned by such Holders, with further successive pro
                                                                           ---
rata allocations among the Holders of Investors's Shares or Founders' Shares, as
- ----
the case may be, if any such Holder has requested the registration of fewer than all such Registrable Shares he or it is entitled to register, and (D) fourth,
                                                                      ------
other securities requested to be included in such registration which in the opinion of such underwriters can be sold (after taking into account the securities to be sold pursuant to clauses (A), (B) and (C)) without having a material adverse effect on the offering.

          (D)  OTHER REGISTRATIONS.  If the Corporation has previously filed a
               -------------------
registration statement with respect to an underwritten registration of Registrable Shares pursuant to paragraph 2 or a registration statement which is not an underwritten primary registration on behalf of the Corporation and which is an underwritten secondary registration on behalf of holders of the Corporation's securities pursuant to this paragraph 3, and if such previous registration has not been withdrawn or abandoned, the Corporation will not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-4 or S-8, or any successor forms), whether on its own behalf or at the request of any holder or holders of such securities, until a period of 180 days has elapsed from the effective date of such previous registration, unless the underwriters managing the registered public offering otherwise agree.

     4.   HOLDBACK AGREEMENTS.
          -------------------

          (A) Each of the Holders of Registrable Shares agrees not to effect any public sale or distribution of equity securities of the Corporation, including any public sale pursuant to Rule 144 under the Securities Act, or any securities convertible into or exchangeable or exercisable for such securities, during the period (i) commencing seven days prior to and ending 120 days after the effective date of the IPO (except as part of such underwritten registration), unless the underwriters managing the registered public offering otherwise agree or (ii) commencing seven days prior to and ending 120 days after the effective date of any underwritten Demand Registration or underwritten Piggyback Registration in which such Holder sells Registrable Shares (except as part of such underwritten registration), unless the underwriters managing the registered public offering otherwise agree.

          (B) The Corporation agrees (i) not to effect any public sale or distribution of its equity securities including any public sale pursuant to Rule 144 under the Securities Act, or any securities convertible into or exchangeable or exercisable for such securities, during the period commencing seven days prior to and ending 120 days after the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Form S-8 or any successor form), unless the underwriters managing the offering otherwise agree, and (ii) to cause each holder of at least 1% (on a fully-diluted basis) of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, purchased from the Corporation at any time after the date of this Agreement (other than in a registered public offering) to agree not to effect any public sale or distribution of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the offering otherwise agree.

     5.   REGISTRATION PROCEDURES.  Whenever the Holders of Registrable Shares
          -----------------------
have requested that any Registrable Shares be registered pursuant to the terms of this Agreement, the Corporation will use its best efforts to effect the registration of such Registrable Shares under the Securities Act in accordance with the intended method of disposition thereof and pursuant thereto the Corporation will as expeditiously as possible:

          (A) prepare and file with the Commission a registration statement with respect to such Registrable Shares and use its best efforts to cause such registration statement to become and remain effective for such period as may be reasonably necessary to effect the sale of such securities, not to exceed nine months;

          (B) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for such period as may be reasonably necessary to effect the sale of such securities, not to exceed nine months, and otherwise as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

          (C) furnish to each seller of such Registrable Shares and the underwriters of the securities being registered such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller or underwriters may reasonably request in order to facilitate the disposition of the Registrable Shares owned by such seller or the sale of such securities by such underwriters;

          (D) use its best efforts to register or qualify such Registrable Shares under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Shares owned by such seller (provided, however, that the Corporation will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

          (E) cause all such Registrable Shares to be listed on each securities exchange on which similar securities issued by the Corporation are then listed;

          (F) provide a transfer agent and registrar for all such Registrable Shares not later than the effective date of such registration statement;

          (G) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the Holders of at least a majority of the Registrable Shares being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Shares (including, without limitation, effecting a stock split or a combination of shares);

          (H) make available for inspection by the seller of such Registrable Shares, any managing underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Corporation, and cause the Corporation's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

          (I) notify each seller of such Registrable Shares, promptly after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

          (J) notify each seller of such Registrable Shares of any request by the Commission for the amending or supplementing of such registration statement or prospectus or for additional information;

          (K) prepare and file with the Commission, promptly upon the request of any seller of such Registrable Shares, any amendments or supplements to such registration statement or prospectus which, in the opinion of counsel selected by the Holders of a majority of the Investors' Shares being registered, is required under the Securities Act or the rules and regulations thereunder in connection with the distribution of Registrable Shares by such seller;

          (L) prepare and promptly file with the Commission and promptly notify each seller of such Registrable Shares of the filing of such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading;

          (M) advise each seller of such Registrable Shares, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for such purpose and promptly use all reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

          (N) at least forty-eight hours prior to the filing of any registration statement or prospectus or any amendment or supplement to such registration statement or prospectus, furnish a copy thereof to each seller of such Registrable Shares and refrain from filing any such registration statement, prospectus, amendment or supplement to which counsel selected by the Holders of at least a majority of the Registrable Shares being registered shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or the rules and regulations thereunder, unless, in the case of an amendment or supplement, in the opinion of counsel for the Corporation the filing of such amendment or supplement is reasonably necessary to protect the Corporation from any liabilities under any applicable federal or state law and such filing will not violate applicable laws; and

          (O) at the request of any seller of such Registrable Shares in connection with an underwritten offering, furnish on the date or dates provided for in the underwriting agreement: (i) an opinion of counsel, addressed to the underwriters and the sellers of Registrable Shares, covering such matters as such underwriters and sellers may reasonably request, including, without limiting the generality of the foregoing, opinions to the effect that (A) such registration statement has become effective under the Securities Act; (B) to the best of such counsel's knowledge no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act; (C) the registration statement, the prospectus, and each amendment or supplement thereto comply as to form in all material respects with the requirements of the Securities Act and the then applicable rules and regulations of the Commission thereunder (except that such counsel need express no opinion as to financial statements, any related schedules, or other financial or statistical data contained therein);
(D) while such counsel has not verified
the accuracy, completeness, or fairness of the statements contained in any registration statement or prospectus, as either may be amended or supplemented, such counsel has no reason to believe that the registration statement, the prospectus, or any amendment or supplement thereto contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading (except that such counsel need express no opinion as to financial statements or any related schedules, or other financial or statistical data contained therein); (E) the descriptions in the registration statement, the prospectus, or any amendment or supplement thereto of all legal and governmental proceedings and all contracts and other legal documents or instruments are accurate in all material respects; and (F) while such counsel has not verified the accuracy, completeness, or fairness of the statements contained in any registration statement or prospectus, as either may be amended or supplemented, such counsel does not know of any legal or governmental proceedings, pending or threatened, required to be described in the registration statement, the prospectus, or any amendment or supplement thereto which are not described as required nor of any contracts or documents or instruments of the character required to be described in the registration statement, the prospectus, or any amendment or supplement thereto or to be filed as described or filed as required; and (ii) a letter or letters from the independent certified public accountants of the Corporation addressed to the underwriters and the sellers of such Registrable Shares, covering such matters as such underwriters and sellers may reasonably request, in which letters such accountants shall state, without limiting the generality of the foregoing, that they are independent certified public accountants within the meaning of the Securities Act and that in the opinion of such accountants the financial statements and other financial data of the Corporation included in the registration statement, the prospectus, or any amendment or supplement thereto comply in all material respects with the applicable accounting requirements of the Securities Act.

     6.   REGISTRATION EXPENSES.
          ---------------------

          (A) Except with respect to Long-Form Demand Registrations for which the Corporation is not obligated to pay Registration Expenses pursuant to
Section 2(b)(ii) and Short-Form Demand Registrations for which the Corporation is not obligated to pay Registration Expenses pursuant to Section 2(c), all expenses incident to the Corporation's performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, the expenses and fees for listing the securities to be registered on each securities exchange or other market on which any shares of Common Stock are then listed, and fees and disbursements of counsel for the Corporation and its independent certified public accountants, underwriters (excluding discounts and commissions attributable to the Registrable Shares included in such registration) and other Persons retained by the Corporation (all such expenses being herein called "REGISTRATION EXPENSES"), will be borne by the Corporation. In addition, the Corporation will pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review and the expense of any liability insurance obtained by the Corporation.

          (B) In connection with any registration, including Piggyback Registrations, effected pursuant to this Agreement, other than a Long-Form Demand Registration for which the Corporation is not obligated to pay Registration Expenses pursuant to Section 2(b)(ii) and Short-Form Demand Registrations for which the Corporation is not obligated to pay Registration Expenses pursuant to Section 2(c), the Corporation will reimburse the Holders of Registrable Shares covered by such registration for the reasonable costs and expenses incurred by such Holders in connection with such registration, including, without limitation, the reasonable fees and disbursements of one counsel chosen by the Holders of a majority of the Investors' Shares requested to be registered in such registration.

     7.   INDEMNIFICATION.
          ---------------

          (A) The Corporation agrees to indemnify, to the fullest extent permitted by law, each seller of Registrable Shares, its officers and directors and each Person who controls such seller (within the meaning of the Securities Act or the Exchange Act) against all losses, claims, damages, liabilities and expenses (including without limitation attorneys' fees except as limited by paragraph 7(c)) caused by any untrue or alleged untrue statement of a material fact contained in any registration statement, any prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Corporation by such seller expressly for use therein or by such seller's failure to deliver a copy of the registration statement or prospectus or preliminary prospectus or any amendments or supplements thereto after the Corporation has furnished such seller with a sufficient number of copies of the same. In connection with an underwritten offering, the Corporation will indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the sellers of Registrable Shares. The reimbursements required by this paragraph 7(a) will be made by periodic payments during the course of the investigation or defense, as and when bills are received or expenses incurred.

          (B) In connection with any registration statement in which a seller of Registrable Shares is participating, each such seller will furnish to the Corporation in writing such information and affidavits as the Corporation reasonably requests for use in connection with any such registration statement or prospectus and, to the fullest extent permitted by law, will indemnify the Corporation, its directors and officers and each underwriter (if any) and each Person who controls the Corporation or such underwriter (within the meaning of the Securities Act or the Exchange Act) against any losses, claims, damages, liabilities and expenses (including without limitation attorneys' fees except as limited by paragraph 7(c)) resulting from any untrue statement of a material fact contained in the registration statement, prospectus or preliminary prospectus, or any amendment thereof or supplement thereto or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such seller expressly for use therein; provided that the obligation to indemnify will be several, not joint and several, among such sellers of Registrable Shares, and the liability of each such seller of Registrable Shares will be in proportion to, and provided further that such liability will be limited to, the net amount received by such seller from the sale of Registrable Shares pursuant to such registration statement.

          (C) Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (which consent will not be unreasonably withheld). The indemnified party will not settle any claim or liability without first providing the indemnifying party a reasonable opportunity to assume the defense. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

          (D) The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of securities. The Corporation also agrees to make such provisions as are reasonably requested by any indemnified party for contribution to such party in the event the Corporation's indemnification is unavailable for any reason.

     8.   CURRENT PUBLIC INFORMATION.  At all times after the Corporation has
          --------------------------
filed a registration statement with the Commission pursuant to the requirements of either the Securities Act or the Securities Exchange Act, the Corporation will file in a timely manner all reports and other documents required to be filed by it under the Securities Act and the Securities Exchange Act and the rules and regulations adopted by the Commission thereunder and will take such further action as any holder or holders of Investors' Shares may reasonably request, all to the extent required to enable such holders to sell Investors' Shares pursuant to (i) Rule 144 adopted by the Commission under the Securities Act (as such rule may be amended from time to time) or any similar rule or regulation hereafter adopted by the Commission or (ii) a registration statement on Form S-2 or S-3 or any similar registration form hereafter adopted by the Commission. Upon request, the Corporation shall deliver to any holder of Investors' Shares a written statement as to whether it has complied with such requirements.

     9.   PARTICIPATION IN UNDERWRITTEN REGISTRATIONS.  No Person may
          -------------------------------------------
participate in any registration hereunder which is underwritten unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements. The Holders of a majority of the Investors' Shares requested to be registered will have the right to select the managing underwriters to administer any Demand Registration and any Piggyback Registration in which the Corporation does not participate, which managing underwriter shall be reasonably acceptable to the Corporation. The Corporation will have such right in any offering in which it participates, provided, however, that in any such case the managing underwriters shall be nationally recognized underwriters approved by a majority of the Board of Directors of the Corporation.

    10.   NO INCONSISTENT AGREEMENTS.  The Corporation will not hereafter enter
          --------------------------
into any agreement with respect to its securities which is inconsistent with the rights granted to the Holders of Registrable Shares in this Agreement.

    11.   ADJUSTMENTS AFFECTING REGISTRABLE SHARES.  The Corporation will not
          ----------------------------------------
take any action, or permit any change to occur, with respect to its securities which would adversely affect the ability of the Holders of Registrable Shares to include such Registrable Shares in a registration undertaken pursuant to this Agreement or which would adversely affect the marketability of such Registrable Shares in any such registration (including, without limitation, effecting a stock split or a combination of shares), but will at all times in good faith assist in carrying out all of the provisions of this Agreement and in the taking of all such action as may be necessary or appropriate in order to protect the registration rights pursuant to this Agreement of the Holders of Registrable Shares against impairment.

    12.   REMEDIES.  Any Person having rights under any provision of this
          --------
Agreement will be entitled to enforce such rights specifically, to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

    13.   AMENDMENTS AND WAIVERS.  Except as otherwise expressly provided
          ----------------------
herein, the provisions of this Agreement may be amended or waived at any time only by the written agreement of the Corporation, the Holders of at least seventy percent (70%) of the Investors' Shares and the Holders of a majority of the Founders' Shares; provided, that this Agreement may not be amended or waived with the consent of the Holders of less than all Investors' Shares if such amendment or waiver adversely affects a portion of the Investors' Shares but does not so adversely affect all of the Investors' Shares. Any waiver, permit, consent or approval of any kind or character on the part of any such Holders of any provision or condition of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in writing.

    14.   SUCCESSORS AND ASSIGNS.  Except as otherwise expressly provided
          ----------------------
herein, the provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors, assigns, heirs, executors and administrators of the parties hereto, whether so expressed or not. In addition and whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of Holders of

Registrable Shares are also for the benefit of, and enforceable by, any subsequent Holder of Registrable Shares who consent to be bound by this Agreement.

    15.   OTHER REGISTRATION RIGHTS.  Except for the registration rights granted
          -------------------------
hereunder, the Corporation will not grant to any Persons the right to request the Corporation to register any equity securities of the Corporation, or any securities convertible or exchangeable into or exercisable for such securities, without the written consent of the Holders of at least seventy percent (70%) of the Investors' Shares, and except for registrations pursuant to registration rights granted to the Holders of Registrable Shares hereunder or granted to Chiocchi with respect to the Chiocchi Shares pursuant to the Settlement Agreement (as defined in the Purchase Agreement) or granted to other Persons pursuant to this paragraph 15 or primary registrations of securities by the Corporation, the Corporation shall not register any equity securities of the Corporation, or any securities convertible or exchangeable into or exercisable for such securities, without the written consent of the Holders of at least seventy percent (70%) of the Investors' Shares. The Corporation will not include in any Demand Registration any securities which are not Registrable Shares without the written consent of the Holders of at least seventy percent (70%) of the Investors' Shares requesting such registration.

    16.   TERMINATION OF OTHER REGISTRATION RIGHTS.  Each of the Corporation,
          ----------------------------------------
the Series B and C Investors, the Series A Investors and the Founders hereby agrees that, as of the date of this Agreement, the Existing Registration Rights Agreement is hereby terminated in its entirety and such agreement shall be void and of no force and effect. Each of the Corporation, the Series A Investors and the Executives hereby acknowledges and affirms that that certain Registration Rights Agreement dated as of February 20, 1992, has previously been terminated and is of no force or effect as of the date hereof. Except for the rights granted to a Founder pursuant to this Agreement, each Founder hereby irrevocably waives any registration rights of any type or character whatsoever granted to such Founder prior to the date hereof.

    17.   FINAL AGREEMENT.  This Agreement constitutes the final agreement of
          ---------------
the parties concerning the matters referred to herein, and supersedes all prior agreements and understandings.

    18.   SEVERABILITY.  Whenever possible, each provision of this Agreement
          ------------
will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

    19.   DESCRIPTIVE HEADINGS.  The descriptive headings of this Agreement are
          --------------------
inserted for convenience of reference only and do not constitute a part of and shall not be utilized in interpreting this Agreement.

    20.   NOTICES.  Any notices required or permitted to be sent hereunder shall
          -------
be delivered personally or mailed, certified mail, return receipt requested, or delivered by overnight courier service to the following addresses, or such other addresses as shall be given by notice delivered hereunder, and shall be deemed to have been given upon delivery, if delivered personally, three business days after mailing, if mailed, or one business day after delivery to the courier, if delivered by overnight courier service:

     If to the Holders of Investors' Shares, to the addresses set forth on the stock record books of the Corporation;

     With a copy to:

          Stanford J. Goldblatt
          Hopkins & Sutter
          Three First National Plaza
          Suite 3800
          Chicago, Illinois  60602

          and

          Thomas C. Chase
          Hill & Barlow, P.C.
          One International Plaza
          Boston, Massachusetts  02110

     If to the Holders of Founders' Shares, to the addresses set forth on the stock record books of the Corporation.

     If to the Corporation, to:

          Optika Imaging Systems, Inc.
          5575 Mark Dabling Blvd., #100
          Colorado Springs, Colorado  80919
          Attn:  President and Chief Financial Officer

     With a copy to:

          Warren T. Lazarow
          Brobeck, Phleger & Harrison
          Two Embarcadero Place
          Palo Alto, California  94303

    21.   GOVERNING LAW.  Prior to the consummation of the Reincorporation
          -------------
Merger (as defined in the Restated Shareholders' Agreement of even date herewith by and among the Corporation, the Series B and C Investors, the Series A Investors and the Founders), all questions concerning the relative rights of the Corporation and its shareholders shall be governed by the laws of the State of California. Thereafter, all questions concerning the relative rights of the Corporation and its shareholders shall be governed by the corporate law of the State of Delaware. All other questions concerning the construction, validity and interpretation of, and the performance of the obligations imposed by, this Agreement shall be governed by and construed in accordance with the laws of the State of California.

    22.   COUNTERPARTS.  This Agreement may be executed in any number of
          ------------
counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute one instrument.

    23.   SUBSEQUENT PARTIES.  The Corporation may permit any employee,
          ------------------
officer or director of the Corporation who hereafter owns, directly or indirectly, two percent (2%) or more of the outstanding securities of the Corporation (on a fully diluted basis) to become a party to this Agreement as a Founder and a Holder of Founders' Shares provided such employee, officer or director agrees by written consent to be bound by the terms of this Agreement in such capacity as though he or she were an original signatory hereto. For purposes of this Agreement, a Person will be deemed to be a holder of securities whenever such Person holds a security exercisable for a convertible into Common Stock, whether or not such exercise or conversion has actually been effected and whether or not such security is then exercisable. Upon the delivery to the Corporation of such written consent, such officer or employee shall be bound by and entitled to the benefits of this Agreement in such capacity.

     This Registration Agreement was executed on the date first set forth above.

                              OPTIKA IMAGING SYSTEMS, INC.


                              By:____________________________________________

                              Title:_________________________________________


                              LMC PURCHASE LIMITED PARTNERSHIP


                               By:___________________________________________
                                    a General Partner

                              FRONTENAC VI LIMITED PARTNERSHIP
                              By:  Frontenac Company, its General Partner


                              By:____________________________________________
                                    a General Partner


                              JMI EQUITY FUND, L.P.
                              By:  JMI Partners, L.P., its General Partner


                              By:____________________________________________
                                    a General Partner


                              _______________________________________________
                              PAUL CARTER


                              _______________________________________________
                              HARVEY L. JEANE


                              _______________________________________________
                              MALCOLM D. THOMSON


                              _______________________________________________
                              STEVEN JOHNSON


                              _______________________________________________
                              MARK RUPORT

                              _______________________________________________
                              LINDA E. BOGUSLAV


                              _______________________________________________
                              LISA M. HARDIMAN


                              _______________________________________________
                              RUSSELL A. JOHNSON


                              _______________________________________________
                              JAMES T. SCHUSTER


                              _______________________________________________
                              DAVID HOLZMAN


                              _______________________________________________
                              RICHARD HOLZMAN


                              _______________________________________________
                              KEVIN ILSEN


                              _______________________________________________
                              ERIC BROWN


                              IPRS ASIA (S) PTE LTD

                              By:____________________________________________

                              Title:_________________________________________


                              INTUIT DEVELOPMENT LIMITED

                              By:____________________________________________

                              Title:_________________________________________

                              GILLESPIE LIMITED

                              By:____________________________________________

                              Title:_________________________________________

                                   SCHEDULE 1

                      SCHEDULE OF SERIES B AND C INVESTORS


Frontenac VI Limited Partnership
JMI Equity Fund, L.P.

                                   SCHEDULE 2

                         SCHEDULE OF SERIES A INVESTORS



LMC Purchase Limited Partnership

                                   SCHEDULE 3

                              SCHEDULE OF FOUNDERS


Paul Carter
Harvey Jeane
Malcolm Thomson
Steven Johnson
Mark Ruport
Linda E. Boguslav
Lisa M. Hardiman
Russell A. Johnson
James T. Schuster
David Holzman
Richard Holzman
Kevin Ilsen
Eric Brown
IPRS Asia (s) Pte Ltd
Intuit Development Limited
Gillespie Limited

                          OPTIKA IMAGING SYSTEMS, INC.
                                FIRST AMENDMENT
                                     TO THE
                              AMENDED AND RESTATED
                 REGISTRATION AGREEMENT DATED NOVEMBER 22, 1995



          This First Amendment ("First Amendment") to the Amended and Restated Registration Agreement dated November 22, 1995 is dated as of this 6th day of May 1996, by and among Optika Imaging Systems, Inc. (the "Company"), the undersigned Holders of Investors' Shares (the "Investors") and the undersigned Holders of Founders' Shares.

          WHEREAS, the Company and the holders of Investors' Shares and Founders' Shares are parties to that certain Amended and Restated Registration Agreement dated as of November 22, 1995 (the "Registration Agreement");

          WHEREAS, Section 13 of the Registration Agreement provides that in certain circumstances the Registration Agreement may be amended by the written consent of the Company, the holders of at least seventy percent (70%) of the Investors' Shares and holders of a majority of the Founders' Shares then outstanding;

          WHEREAS, in connection with the Company's initial public offering of shares of its Common Stock (the "Offering"), the undersigned deem it desirable to enter into this First Amendment.

          NOW, THEREFORE, in consideration of the foregoing premises and of the mutual premises and covenants contained in this First Amendment, the parties hereto agree as follows:

          1. Section 1(g) of the Registration Agreement is hereby amended and restated in its entirety to read as follows:

          "(g) "Founders' Shares" means (unless otherwise set forth in the underlying transfer documentation) at any time (i) any shares of Common Stock then outstanding and held by any Founder or, with respect to shares of Common Stock previously held by a Founder, a transferee of such Founder who consents to be bound by this Agreement; (ii) any shares of Common Stock then outstanding that were issued upon exercise of the Options; (iii) any shares of Common Stock then issuable upon exercise of the Options; (iv) any shares of Common Stock then outstanding which were issued as, or were issued directly or indirectly upon the conversion or exercise of other securities issued as, a dividend or other distribution with respect to or in replacement of other Founders' Shares; (v) any shares of Common Stock issued or issuable upon the exercise of existing options to the securityholders of TEAMWorks Technologies, Inc., a Massachusetts corporation ("TEAMWorks"), in connection with the merger of Optika Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of the Corporation, with and into TEAMWorks;

(vi) any shares of Common Stock then issuable directly or indirectly upon the conversion or exercise of other securities issued as a dividend or other distribution with respect to or in replacement of the securities issued or issuable to the TEAMWorks securityholders; (vii) any shares of Common Stock issued or issuable to the Affiliate Companies (as herein defined) or to individuals providing services to such Affiliate Companies pursuant to direct issuances or upon the exercise of Common Stock Options; (viii) any shares of Common Stock then issuable directly or indirectly upon the conversion or exercise of other securities issued as a dividend or other distribution with respect to or in replacement of the securities issued or issuable to the Affiliate Companies or to individuals providing services to such Affiliate Companies and (ix) any shares of Common Stock then issuable directly or indirectly upon the conversion or exercise of other securities which were issued as a dividend or other distribution with respect to or in replacement of other Founders' Shares; provided, that Founders' Shares shall not include any shares the sale of which has been registered pursuant to the Securities Act or sold to the public pursuant to Rule 144 promulgated by the Commission under the Securities Act. For purposes of this Agreement, a Person will be deemed to be a Holder of Founders' Shares whenever such Person holds a security exercisable for or convertible into such Founders' Shares, whether or not such exercise or conversion has actually been effected. For purposes of this Agreement, "Affiliate Companies" shall include companies or persons with which the Corporation has agreed to provide Common Stock pursuant to the affiliate company partnership program approved by the Board of Directors of the Corporation."

          2. Section 1(i) of the Registration Agreement is hereby amended and restated in its entirety to read as follows:

          "(i) "Investors' Shares" means (unless otherwise set forth in the underlying transfer documentation) at any time (i) any shares of Common Stock then outstanding that were issued upon conversion of the Series C Shares, Series B Shares or Series A Shares; (ii) any shares of Common Stock then issuable upon conversion of the Series C Shares, Series B Shares or Series A Shares; (iii) shares of Common Stock acquired by an Investor from a Founder; (iv) any shares of Common Stock then outstanding which were issued as, or were issued directly or indirectly upon the conversion or exercise of other securities issued as, a dividend or other distribution with respect to or in replacement of other Investors' Shares; and (v) any shares of Common Stock then issuable directly or indirectly upon the conversion or exercise of other securities which were issued as a dividend or other distribution with respect to or in replacement of other Investors' Shares; provided, that Investors' Shares shall not include any shares the sale of which has been registered pursuant to the Securities Act or sold to the public pursuant to Rule 144 promulgated by the Commission under the Securities Act. For purposes of this Agreement, a person will be deemed to be a Holder of Investors' Shares whenever such Person holds a security exercisable for or convertible into such Investors' Shares, whether or not such exercise or conversion has actually been effected."

          3. Section 3(b)(ii) of the Registration Agreement is hereby amended and restated in its entirety to read as follows:

          "(ii) If a Piggyback Registration is an underwritten registration on behalf of the Corporation which is the IPO and the managing underwriters advise the Corporation in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without having a material adverse effect on the offering, the Corporation will include in such registration only that number of such Registrable Shares which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling shareholders according to the total amount of securities entitled to be included therein owned by each selling shareholder or, if a majority of the disinterested members of the Board of Directors of the Corporation, excluding any directors who may be selling shareholders or affiliated with any selling shareholders, determine in good faith after consultation with the underwriters that an allocation of the selling shareholders' securities otherwise than as previously set forth in this Section 3(b)(ii) is appropriate, then the securities so included shall be apportioned among such selling shareholders in the manner approved by a majority of the disinterested members of the Board of Directors, excluding any directors who may be selling shareholders or affiliated with any selling shareholder); provided, however, that the Chiocchi Shares shall have a priority in registration pursuant to this Section 3(b)(ii) for any or all of such shares requested to be registered in such offering. For purposes of the preceding parenthetical concerning apportionment, for any selling shareholder which is a holder of Registrable Shares and which is a partnership or corporation, the partners, retired partners and shareholders of such holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling shareholder," and any pro rata reduction with respect to such "selling shareholder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling shareholder," as defined in this sentence."

          4. Section 4 of the Registration Agreement is hereby amended and restated in its entirety to read as follows:

          "(a) Each of the Holders of Registrable Shares agrees not to effect any public sale or distribution of equity securities of the Corporation, including any public sale pursuant to Rule 144 under the Securities Act, or any securities convertible into or exchangeable or exercisable for such securities, during the period (i) commencing seven days prior to and ending one hundred eighty days after the effective date of the IPO (except as part of such underwritten registration), unless the underwriters managing the registered public offering otherwise agree or (ii) commencing thirty days prior to and ending ninety days after the effective date of any underwritten Demand Registration or underwritten Piggyback Registration effective after the IPO (except as part of such underwritten registration), unless the underwriters managing the registered public offering otherwise agree.

          (b) The Corporation agrees (i) not to effect any public sale of its equity securities including any public sale pursuant to Rule 144 under the Securities Act, or any securities convertible into or exchangeable or exercisable for such securities, during the period commencing thirty days prior to and ending ninety days after the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration effective after the IPO (except as part of such underwritten registration or pursuant to registrations on Form S-8 or any successor form), unless the underwriters managing the offering otherwise agree, and (ii) to use its best efforts to cause each holder of at least 5% (on a fully-diluted basis) of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, purchased from the Corporation at any time after the date of this Agreement but prior to the IPO to agree not to effect any public sale of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the offering otherwise agree."

          5. Except as expressly set forth herein, all of the terms and provisions of the Registration Agreement shall remain unmodified and in full force and effect, and the Registration Agreement shall be read together and construed with the applicable sections of this First Amendment.

          6. The undersigned Holder hereby waives any and all rights to anti-dilution price protection that may arise under the Company's Amended and Restated Articles of Incorporation as a result of the grant of options for the purchase of Common Stock (and related issuances of Common Stock) between the closing of the Company's Series C financing and the Offering at an exercise price of less than $3.99. The undersigned also consents to the grant of such options (and related issuances) notwithstanding Section 10(a)(vi) of the Shareholder's Agreement.

          7. This First Amendment may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          8. Capitalized terms used but not otherwise defined herein shall have the meaning ascribed to them in the Registration Agreement.

          9. Each signatory to this First Amendment shall be bound by all of the provisions of the Registration Agreement as well as all of the provisions of this First Amendment.

          10. Each signatory to this First Amendment agrees that the only registration rights legally effective and binding upon the Holders and the Company are as set forth in the Registration Agreement as modified by the First Amendment.

          11. This Amendment shall be governed by and construed under the laws of the State of California.

          12. Each signatory consents to the creation of a subsidiary of the Corporation to effect the Delaware reincorporation.

          13. The undersigned also acknowledge and agree that the Offering does not constitute a "Change in Ownership" or a "Fundamental Change" as such terms are defined in the Corporation's Amended and Restated Articles of Incorporation.

          IN WITNESS WHEREOF, the undersigned have executed this First Amendment as of the day and year first above written.



                                 OPTIKA IMAGING SYSTEMS, INC.



                        By:
                           -----------------------------------------
                           Steven M. Johnson
                           Vice President and Chief Financial Officer



                        HOLDER:



                        --------------------------------------------
                        (Print Name of Holder)

                        --------------------------------------------
                        (Signature)


                        By:
                           -----------------------------------------
                           (Name and title of signatory, if non-natural person)

                                       6